SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                  FORM 8-K/A
                                AMENDMENT NO. 2

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  September 11, 1996







                       COMMERCIAL NET LEASE REALTY, INC.
              (Exact Name of Registrant as Specified in Charter)



           Maryland                  0-12989               56-1431377
    (State or other juris-   (Commission File Number)    (IRS Employer
   diction of incorporation)                           Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574





ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
- -------

         Financial Statements:  None.

         Pro Forma Financial Statements:  None.

         Exhibits:


                                   EXHIBITS
                                   --------


                       COMMERCIAL NET LEASE REALTY, INC.


EXHIBIT NO.       DESCRIPTION
- -----------       -----------

5 Opinion of Shaw, Pittman, Potts & Trowbridge, which is being filed pursuant to Regulation S-K, Item 601(b)(5) in lieu of the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

23 Consent of Shaw, Pittman, Potts & Trowbridge (contained in the opinion filed as Exhibit 5 hereto), which is being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)




                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                          COMMERCIAL NET LEASE REALTY, INC.


Dated:  September 16, 1996                By:    /s/ Gary M. Ralston
                                                ---------------------------
                                                GARY M. RALSTON, President





                                 EXHIBIT INDEX
                                 -------------


                       COMMERCIAL NET LEASE REALTY, INC.


EXHIBIT NO.       DESCRIPTION                                             PAGE
- -----------       -----------                                             ----

5 Opinion of Shaw, Pittman, Potts & Trowbridge, which is being filed pursuant to Regulation S-K,
                  Item 601(b)(5) in lieu of the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

23 Consent of Shaw, Pittman, Potts & Trowbridge (contained in the opinion filed as Exhibit 5 hereto), which is being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)